VIA EDGAR

September 11, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

    	Re:	Kemper Investors Life Insurance Company ("KILICO") and
	       	KILICO Variable Separate Account ("Variable Separate Account")
		       (File No. 811-5025)

Commissioners:

    	Attached for filing, pursuant to Section 30(d) and Rule 30d-2 of the Investment Company Act of 1940 ("1940 Act"), is the most recent semi-annual report of the Variable Separate Account referenced above. The semi-annual report consists of cover letters from KILICO for each of the variable life insurance products offered through the Variable Separate Account plus the most recent individual semi-annual reports of the mutual fund subaccount options available through the Variable Separate Account. Because the most recent semi-annual reports of the funds have been filed with the SEC by their respective Investment Managers/Advisers, KILICO is filing herewith only the cover letter prepared by KILICO and hereby incorporates by reference the individual semi-annual reports of the underlying funds set forth below.

    	The Variable Separate Account includes the following underlying fund options as follows:

   		Investors Fund Series (File No. 811-5002)
		   American Skandia Trust (File No. 811-5186)

    	Please call the undersigned at 847-550-7389 if you have any questions or comments.

Yours truly,

/s/ Frank J. Julian

Frank J. Julian
Associate General Counsel

FJJ/sw

Dear Kemper Investors Life Policyowner:

Zurich Kemper Life is pleased to send you the 1997 Semi-Annual Report for the funds underlying your investment choices in the Kemper Select variable life insurance policy as of June 30, 1997.

So far, 1997 has been a year of extraordinary growth in the stock market and for some of the funds available in your Kemper Select policy. Within Kemper Select's unique portfolio of quality funds, you have the choice and ability to diversify your money according to your investment objectives and financial needs.

Along with the growth potential of the cash values that accumulate within your policy, Kemper Select also offers the life insurance protection you need and many options if you decide to start receiving payments. You can receive guaranteed payments over a certain period of time, for the rest of your life or over the lifetimes of both you and your spouse.

As always, please remember to review your Kemper Select prospectus before you invest further or send any additional money. Zurich Kemper Life is committed to helping you satisfy your long-term insurance and financial needs. If you have any questions regarding your Kemper Select policy, please feel free to contact your financial representative or our Client Services Team at 800-621-5001. Or, check out our state-of-the-art web site at www.zurichkemper.com for the latest news and information regarding new products and features. Thank you for continuing to be a part of the Zurich Kemper Life family; we pledge to assist you in taking care of your financial needs.

Sincerely,

/s/ John B. Scott

John B. Scott
President
Chief Executive Officer


Securities distributed through Investors Brokerage Services, Inc.

                  That's the way life should be.

Dear Kemper Investors Life Policyowner:

Zurich Kemper Life is pleased to send you the 1997 Semi-Annual Reports for the funds underlying your investment choices in the Kemper Power V variable life insurance policy as of June 30, 1997.

So far, 1997 has been a year of extraordinary growth in the stock market and for some of the funds available in your Kemper Power V policy. Within Kemper Power V's unique team of quality investment managers, you have the ability to diversify your money between many different options. You can also take advantage of the opportunity to diversify your accounts through Zurich Kemper Life's unlimited tax-free transfer feature.

Along with the growth potential of the cash values that accumulate within your policy, Kemper Power V also offers the life insurance protection you need and many options available to you if you decide to start receiving payments. You can receive guaranteed payments over a certain period of time, for the rest of your life or over the lifetimes of both you and your spouse.

As always, please remember to review your Kemper Power V prospectus before you invest further or send any additional money. Zurich Kemper Life is committed to helping you satisfy your long-term insurance and financial needs. If you have any questions regarding your Kemper Power V policy, please feel free to contact your financial representative or our Client Services Team at 888-962-8854. Or, check out our state-of-the-art web site at www.zurichkemper.com for the latest news and information regarding new products and features. Thank you for continuing to be a part of the Zurich Kemper Life family; we pledge to assist you in taking care of your financial needs.

Sincerely,

/s/ John B. Scott

John B. Scott
President
Chief Executive Officer

Securities distributed through Investors Brokerage Services, Inc.


                       That's the way life should be.